UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 26, 2026

CSW INDUSTRIALS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSW	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

On May 26, 2026, CSW Industrials, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) that furnished as Exhibit 99.1 the Company’s press release relating to financial results for the fiscal fourth quarter and full year ended March 31, 2026 (the “Press Release”). After the issuance of the Press Release and the filing of the Original Report, the Company identified in the Press Release an inadvertent error in the year over year Non-GAAP revenue growth percentage calculation for the Contractor Solutions segment including the pre-acquisition revenue effect from the Aspen Manufacturing and MARS Parts acquisitions.

As previously furnished, pages 4 and 15 of Exhibit 99.1 reflected an incorrect Non-GAAP revenue growth percentage for the Contractor Solutions segment including pre-acquisition revenue effect from recent acquisitions and an incorrect pre-acquisition revenue effect for recent acquisitions figure in the Non-GAAP reconciliation table captioned “Reconciliation of Contractor Solutions Segment Reported Revenue to Revenue Calculated to Include Pre-Acquisition Revenue Effect”, respectively. This Form 8-K/A is being filed solely to furnish the Press Release as corrected.

Item 2.02 Results of Operations and Financial Condition.

On May 26, 2026, CSW Industrials, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fiscal fourth quarter ended March 31, 2026. A copy of the Company’s press release, as corrected, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Corrected Press release dated May 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2026	CSW INDUSTRIALS, INC.

	By:	/s/ Luke E. Alverson

	Name:	Luke E. Alverson
	Title:	Senior Vice President, General Counsel & Secretary